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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 31, 2000
        ----------------------------------------------------------------

                                NETSILICON, INC.
               (Exact name of registrant as specified in charter)


        MASSACHUSETTS                     0-26761                 04-2826579
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

                  411 Waverley Oaks Rd., Bldg. 227, Waltham, MA
                                      02452
                  ---------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


         Registrant's telephone number, including area code 781-647-1234
         ---------------------------------------------------------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets


On August 31, 2000, NETsilicon, Inc. ("NETsilicon") acquired the strategic network technology assets (the "Purchased Assets") of Pacific Softworks Technology, Inc. ("Pacific"), a subsidiary of PASW, Inc. ("PASW"). The Purchased Assets, which represent substantially all of the assets of Pacific, were acquired pursuant to an Asset Purchase Agreement, dated as of August 31, 2000, by and among NETsilicon, Pacific and PASW. The Purchased Assets were used by Pacific, and will continue to be used by NETsilicon, to develop and license embedded network protocols - software that enables electronic devices to communicate over local and wide area networks.

The aggregate purchase price for the Purchased Assets consisted of 90,000 shares of the common stock of NETsilicon and assumed liabilities, including 9,000 shares being held in escrow. All of the NETsilicon shares issued in the purchase were registered in the name of PASW.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) The required financial statements will be filed by amendment not later than 60 days after this initial report must be filed.

(b) The required pro forma financial statements will be filed by amendment not later than 60 days after this initial report must be filed.

(c) Exhibits.

         Exhibits        Exhibit
         --------        -------

           2.1 Asset Purchase Agreement, dated as of August 31, 2000, between NETsilicon, Inc., PASW, Inc. and PSI Softworks Technology, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Asset Purchase Agreement have been omitted. The Registrant agrees to furnish such exhibits supplementally upon the request of the Securities and Exchange Commission.)

          99.1 Press release, dated September 5, 2000 announcing Asset Purchase Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NETsilicon, Inc.
                                             ----------------

September 15, 2000                      By:  /s/ Daniel J. Sullivan
------------------                      ---  ----------------------

                                        Name:  Daniel J. Sullivan
                                        Title: Vice President, Finance
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                                Exhibit
-----------                                -------

   2.1 Asset Purchase Agreement, dated as of August 31, 2000, between NETsilicon, Inc., PASW, Inc. and PSI Softworks Technology, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Asset Purchase Agreement have been omitted. The Registrant agrees to furnish such exhibits supplementally upon the request of the Securities and Exchange Commission.)

  99.1        Press release, dated September 5, 2000 announcing Asset Purchase
              Agreement.